© 2007 Piedmont Office Realty Trust, Inc. Corporate Presentation Donald A. Miller, CFA President & CEO Exhibit 99.1

© 2007 Piedmont Office Realty Trust, Inc.
What Piedmont Wants You To Know
• The points made in this presentation represent the intentions of
Piedmont’s management team as of the date of the presentation given.
• Uncertainties in the regulatory, economic, and real estate markets may adversely affect the company’s ability to meet its objectives.
• If Real Estate initiatives cannot attract financially stable tenants, vacancies or defaults may occur that may reduce the portfolio’s return.
• Properties that incur vacancies may be difficult to sell or re-lease.
• Future financial performance of the company and the performance of real estate is difficult to predict.
• Information is accurate at the time of the presentation; however, lease dates and the ability to meet our stated objectives are subject to change.
• Data presented reflects Piedmont portfolio as of March 31, 2009 unless otherwise noted.
Certain statements contained herein may be deemed to be forward-looking statements under the federal securities laws, and Piedmont intends that such forward-
looking statements be subject to the safe-harbor provisions.  All forward-looking statements are qualified in their entirety by this cautionary statement.  Such statements generally can be identified by our use of words such as “may,”  “will,” “can,”  “intend,” “anticipate,”  “estimate,” “think,” “continue,” or other similar words.
Legislative, economic, and financial factors could cause actual results to vary materially from those expressed in forward-looking statements.

© 2007 Piedmont Office Realty Trust, Inc.
History
June '08 Mar. '09 Jul. '07 Aug. '07 Dec. '07 June '98 Dec. '03 Apr. '05 Apr. '07
- Active operations commenced
- Received investment
grade credit ratings (BBB
from S&P and Baa3 from
Moody’s)
- 27 property portfolio sale
- $189.5mm gain
- $748.5mm special dividend
- Advisor internalization
- 76 employees moved from
Wells to Piedmont
- Closed fourth and final offering
- $4.7bn of equity raised (including DRP proceeds)
- Changed name
from Wells REIT
to Piedmont
Office Realty
Trust, Inc.
- Liquidity event extension
approved
- Extended for up to 3 years
from January 30, 2008
- $250 million
unsecured debt
'99 '00 '01 '02 '04 '06
Acquired $4.9 billion of Class A office property
- $500 million
credit facility

© 2007 Piedmont Office Realty Trust, Inc.
Portfolio Characteristics
91% % Leased
1
34% Leverage Ratio (estimated NAV basis)
3
84% % Leased – Office Building Industry Average
2
61% Leverage Ratio – Publicly Traded REIT Office  Average
4
6 Weighted Average Lease Term Remaining (years)
1
76 # of Properties
1
21,012 Square Feet (in thousands)
1
As of March 31, 2009
1
Excludes eight unconsolidated joint-venture properties
2
Source: Jones Lang LaSalle US Office Insight Q1 2009
3
Calculated as total liabilities / most recent estimated net value of assets
4
Source: Green Street Advisors, Inc. May  31, 2009

© 2007 Piedmont Office Realty Trust, Inc.
Board of Directors
Back row from left to right: Jeff Swope (Managing Partner of Champion Partners, LTD, a nationwide real estate developer), Bill Keogler
(Retired, member of board of Robinson Humphrey & chairman of Keogler, Morgan & Co., a brokerage firm), Wes Cantrell (Retired CEO,
Lanier Worldwide, Inc.), Don Moss (Retired Group Vice President, Avon, Inc.), Don Miller (CEO, Piedmont Office Realty Trust, Inc.)
Front row from left to right: Frank McDowell (Retired CEO, BRE Properties Inc.), Wayne Woody (Retired Professional Practice Director,
KPMG), Mike Buchanan (Retired Managing Director of Real Estate Banking Group, Bank of America)

© 2007 Piedmont Office Realty Trust, Inc.
Senior Management
Carroll A. (Bo) Reddic, IV
EVP, Real Estate Operations
Donald A. Miller, CFA
President & CEO
Robert E. Bowers
CFO
Raymond L. Owens
EVP, Capital Markets
Laura P. Moon
Chief Accounting Officer

© 2007 Piedmont Office Realty Trust, Inc.
Property Management Offices
New Hampshire
W.
Virginia
Maine
Rhode Island
Connecticut
Manhattan / L.I.
New Jersey
Delaware
Maryland
D.C.
Massachusetts
Vermont
New York
Pennsylvania
N.Carolina
Virginia
Washington
Oregon
California
Nevada
Utah
Arizona
Idaho
Montana
Wyoming
Colorado
New Mexico
Tennessee
Oklahoma
Louisiana
Missis-
sippi
Alabama
Arkansas
Georgia
Florida
Texas
S. Carolina
Nebraska
South Dakota
North Dakota
Iowa
Minnesota
Wisconsin
Kentucky
Indiana
Michigan
Kansas
Missouri
Illinois
Ohio
Regional Office
City Office
SOUTH REGION
Tampa
5.3 Million SF Managed
MIDWEST REGION
Minneapolis
5.9 Million SF Managed
WEST REGION
Los Angeles
2.9 Million SF Managed
EAST REGION
Washington DC
4.0 Million SF Managed
Dan Cote
Regional Manager - West
Mark Reeder
Regional Manager - South
Dan Dillon
Regional Manager - East
Kevin Fossum
Regional Manager -
Midwest

© 2007 Piedmont Office Realty Trust, Inc. Foundations of Conservative Real Estate Investment Strategy • High-quality properties • Real estate diversification • Lower leverage • Stable income stream

© 2007 Piedmont Office Realty Trust, Inc.
Piedmont Office Realty Trust
Representative Washington, D.C. Properties
One & Two Independence Square
Washington D.C.
1201 Eye Street
Washington D.C.
4250 N. Fairfax Drive
Arlington, VA
Piedmont Pointe I & II
6720 Rockledge Drive
Bethesda, MD
Lockheed Martin I & II
9200 Corporate Boulevard
Rockville, MD

© 2007 Piedmont Office Realty Trust, Inc.
Piedmont Office Realty Trust
Representative NY/North East Metropolitan Properties
200 & 400 Crossing Boulevard
Bridgewater, NJ
Nine Polito Avenue
Lyndhurst, NJ
60 Broad Street
New York, NY
1901 Market Street
Philadelphia, PA
One Brattle Square
Cambridge, MA

© 2007 Piedmont Office Realty Trust, Inc.
Piedmont Office Realty Trust
Representative Chicago Properties
35 W. Wacker Drive
Chicago, IL
Windy Point I & II
1600 McConnor Parkway
Schaumburg, IL
AON Center
200 East Randolph Drive
Chicago, IL
Two Pierce Place
Itasca, IL

© 2007 Piedmont Office Realty Trust, Inc.
Piedmont Office Realty Trust
Representative Southern Region Properties
Las Colinas Corporate Center I & II
6363 North State Hwy. 161
Irving, TX
6011 & 6021 Connection Drive
Irving, TX
Braker Pointe III
10801 North MoPac Expressway
Austin, TX
Glenridge Highlands II
5565 Glenridge Connector
Atlanta, GA
2120 West End Avenue
Nashville, TN

© 2007 Piedmont Office Realty Trust, Inc.
Piedmont Office Realty Trust
Representative California Properties
1055 East Colorado Boulevard
Pasadena, CA
Nestle
800 North Brand Boulevard
Glendale, CA
1901 Main Street
Irvine, CA
26200 Enterprise Way
Lake Forest, CA
675 Placentia Avenue
Brea, CA

© 2007 Piedmont Office Realty Trust, Inc.
Financial Highlights – Steady Growth
(In Millions & % of Revenue) 2006
%
2007
%
2008
%
Rental Income $431
75
$442
75
$455
74
Tenant Reimbursement 131
23
143
24
150
24
Other 9
2
8
1
17
2
Revenues, Continuing Ops 571
100
593
100
622
100
Property Ops Expenses -198
35
-212
35
-221
36
Net Int, Depr & Amortization -222
39
-230
39
-236
38
Other Expenses - 54
9
- 39
7
- 34
5
Income, Continuing Ops 97
17
112
19
131
21
Discontinued Ops Income 9 1 0
Depr & Amortization 170 173 164
Other 0 -1 0
FFO $276
48
$285
48
$295
48
FFO/Share $0.60 $0.59 $0.62
Note: Gains/Losses on sales of assets are excluded from Income from Continuing Operations and from FFO

© 2007 Piedmont Office Realty Trust, Inc.
Selected Financial Highlights
(fiscal year, values in millions, except per share data)
2006 2007 2008
• Results of Operations
– Revenues $571 $593 $622
– Funds from Operations $276 $285 $295
– Property Net Operating Income $343 $361 $379
– Net Income $133 $134 $131
• Per Diluted Common Share
– Funds from Operations $0.60 $0.59 $0.62
– Net Income $0.29 $0.28 $0.27
– Dividends Paid $0.59 $0.59 $0.59
• Financial Position
– Total Assets $4,451 $4,580 $4,557
– Stockholders’ Equity $2,851 $2,880 $2,697

© 2007 Piedmont Office Realty Trust, Inc.
Tenant Base
Tenant Diversification (as of March 31, 2009)
1
Rating is for parent company, Public is Groupe SA
2
Kirkland & Ellis is ranked # 7 by The America Lawyer’s 2008 AmLaw 100 Rankings
3
Winston & Strawn is ranked # 34 by The America Lawyer’s 2008 AmLaw 100 Rankings
4
Rating is for parent company, Omnicom Group
Tenant Name
(Ranked by % of AGR)
Annualized
Gross Rental
Revenues
($000's)
Percentage of
Annualized
Gross Rental
Revenues
S&P Credit
Rating
US Government (11 agencies) 60,974 11.2% AAA
BP Corporation 25,637 4.7% AA
Leo Burnett (Publicis)
1
21,353 3.9% BBB+
State of New York 20,307 3.7% AA
Nestle 18,677 3.4% AA
US Bancorp 17,548 3.2% A+
Sanofi-Aventis 17,270 3.2% AA-
Kirkland & Ellis
2
15,537 2.8% N/A
Independence Blue Cross 15,185 2.8% N/A
Winston & Strawn
3
14,838 2.7% N/A
Zurich American 10,593 1.9% AA-
DDB Needham (Omnicom)
4
9,917 1.8% A-
The Shaw Group 9,966 1.8% BB+
Lockheed Martin 8,538 1.6% A-
State Street Bank 8,882 1.6% AA-
Other
269,968 49.7%
545,190 100.0%

© 2007 Piedmont Office Realty Trust, Inc. Real Estate Diversification

30.0%
28.0%
26.0%
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
25%
19%
17%
6%
6%
4%
4%
4%
3%
2%
2%
2%
1%
1%
4%
Chicago
Washington DC
New York
Los Angeles
Minneapolis
Dallas
Boston
Detroit
Philadelphia
Atlanta
Houston
Phoenix
Nashville
Austin
Other

© 2007 Piedmont Office Realty Trust, Inc. Geographic Diversification Percentage of annualized gross rental revenues (as of March 31, 2009)

18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
17%
14%
9%
7%
5%
5%
4%
4%
3%
3%
3%
Governmental Agencies
Business Services
Depository Institutions
Insurance Carriers
Petroleum Refining & Related Industries
Legal Services
Chemicals And Allied Products
Nondepository Institutions
Communications
Food And Kindred Products
Engineering, Accounting, etc.

© 2007 Piedmont Office Realty Trust, Inc. Industry Diversification Percentage of annualized gross rental revenues (as of March 31, 2009) for all industries representing 3% or greater

20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5%
9%
16%
19%
12%
8%
6%
5%
2%
5%
13%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Therafter

© 2007 Piedmont Office Realty Trust, Inc. Lease Expiration Schedule Percentage of annualized gross rental revenues (as of March 31, 2009)

© 2007 Piedmont Office Realty Trust, Inc. Leverage

© 2007 Piedmont Office Realty Trust, Inc.
Capital Structure/Risk Ratios
Equity/Debt: As of March 31, 2009
Leverage 34%
Enterprise Value $5.08 b
Equity
(Using Dec. 31, 2008’s $7.40 valuation)
$3.57 b
Unsecured Debt $0.36 b
Secured Debt $1.15 b
Total Debt $1.51 b
Percentage of Estimated Net Value
Of Assets Unencumbered 47%
1
Excludes eight unconsolidated joint-venture properties.
53%
47%
Encumbered
Unencumbered
66%
34%
Equity
Debt
1
24%
76%
Secured
Debt
Unsecured
Debt

© 2007 Piedmont Office Realty Trust, Inc.
Leverage Ratios
Piedmont (Based on Dec 31, 2008 estimated NAV of $7.40 per share)
34%
Publicly Traded REIT Office Sector Average 61%
All Publicly Traded REIT Sectors Average 56%
Ratios
Fixed Charge Coverage Ratio 4.9
Interest Expense Coverage 5.2
Ratings:
Standard & Poors BBB
Moody’s Baa3
Leverage Ratio
1
1
Total liabilities as of March 31, 2009 as a percentage of most recent estimated net value of assets.
2
Source: Green Street Advisors, Inc. May 31, 2009
2
2

© 2007 Piedmont Office Realty Trust, Inc.
Debt Maturities
$695
$45
$140
$168
$105
$250
$113
2009 2010 2011 2012 2013 2014 2015 2016 2017
Secured debt Unsecured debt
Debt maturity schedule as of March 31, 2009 ($ in millions)
1
1
37% LTV
41% LTV
50% LTV
68% LTV
58% LTV
2
2
2
2
2
1
The schedule assumes one-year extensions for the $250 Million Unsecured Term Loan and for the $500 Million Unsecured Line of Credit.
2
Based upon December 31, 2008 estimated net value of assets.

© 2007 Piedmont Office Realty Trust, Inc. Execution of Investment Strategy

© 2007 Piedmont Office Realty Trust, Inc.
Execution of Investment Strategy
• Strive to produce attractive risk adjusted returns
• Expense management/strong stewardship
• Capitalize on (selective) strategic investment opportunities
• Create an attractive liquidity event (while keeping all
options open) as soon as practical

© 2007 Piedmont Office Realty Trust, Inc.
• Acquired December 2000
• Sysco Corporation leased 106,516 SF
through September 2008
• Shaw Group leased 206,048 SF through
December 2010
• Sysco started construction on a corporate
campus in 2005 to consolidate operations
• Shaw Group executed an early renewal
and expansion in 2008 for the entire
building through December 2018
• Shaw Group renewal and expansion
maintains 100% occupancy and eliminates
downtime
1430 Enclave Parkway, Houston, TX
Effective negotiations extend lease term and maintain 100% occupancy
Houston, TX
312,564 SF
$45mm Purchase Price

© 2007 Piedmont Office Realty Trust, Inc.
• Acquired August 2003
• Originally 76% leased to Cingular
through December 2010
• AT&T acquired Cingular in 2006 and
exercised termination option effective
December 2008
• First Data Corp consolidating operations
from Denver and Omaha
• Executed lease with First Data Corp for
183,375 SF through February 2020
• First Data lease backfills nearly 60% of
terminated space with little downtime
5565 Glenridge
Connector, Atlanta, GA
Aggressive marketing maximizes occupancy and limits downtime
Atlanta, GA
406,241 SF
$84mm Purchase Price

© 2007 Piedmont Office Realty Trust, Inc.
• Kirkland & Ellis lease for 497,800 SF
expires in December 2011
• KPMG leased 260,641 SF of the Kirkland
& Ellis space through August 2027
• Federal Home Loan Bank of Chicago
subleased 63,402 SF through December
2013 and converts to a direct lease
through December 2024
• Microsoft leased 78,163 SF through
October 2019, absorbing 3% of vacant
space
• Increased occupancy from 88% to 93%
and reduced rollover risk
Aon Center, 200 East Randolph Drive, Chicago, IL
Strong landlord balance sheet attracts new tenants
Chicago, IL
2,678,252 SF
$465.2mm Purchase Price

© 2007 Piedmont Office Realty Trust, Inc. Performance

© 2007 Piedmont Office Realty Trust, Inc.
Distributions to Stockholders since Inception to
June 15, 2009
(in Millions)
•
Dividend Income
$1,927
•
Special Capital Distributions
749
•
Redemptions of Stock
954
•
Total Distributions
$3,630

© 2007 Piedmont Office Realty Trust, Inc.
Investor Payback on Initial Capital Outlay
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004 2003 2002 2001 2000 1999
Investment Year
Note: Analysis assumes all shares are purchased on the first day of any given Investment Year.
Percentage of Initial Outlay Paid Back Through March 31, 2009

© 2007 Piedmont Office Realty Trust, Inc.
Investor Performance Comparison –
1999 and 2004 Investor
Compound Annual Growth Rate of Piedmont vs.
Other Indices Over a 5-Year and 10-Year Horizon
-10%
-5%
0%
5%
10%
15%
Piedmont NAREIT (Office Only) S&P 500 BC Agg Bond Index
Note: Piedmont returns are net of investment management fees.
4/1/99 to 3/31/09 4/1/04 to 3/31/09

© 2007 Piedmont Office Realty Trust, Inc. Recent Decisions

© 2007 Piedmont Office Realty Trust, Inc.
Recent Decisions By Piedmont Board
• Estimated net asset value reduced from $8.70 to $7.40
• Dividend reduced from $0.5868 to $0.42 per share per annum
• Reset DRP pricing – 95% of NAV ($7.03)
• Reset SRP pricing – lower of cost or 95% of NAV ($7.03)
• Limited SRP to $100 million in 2009 – which approximates
proceeds from the dividend reinvestment program

© 2007 Piedmont Office Realty Trust, Inc.
Determination of Estimated Net Asset Value
• By prospectus, update valuations each year
• Average cost/share = $8.38 (original cost – return of capital)
• Valuation to date: September 30, 2005    $8.70
September 30, 2006    $8.93
December 31, 2007    $8.70
December 31, 2008    $7.40
• Hired outside appraisal firm to value all properties
• Take estimated current value of properties, adjust debt and receivables to estimated fair value at Dec. 31, 2008, add remaining balance sheet items and divide by number of shares outstanding at
Dec. 31, 2008.

© 2007 Piedmont Office Realty Trust, Inc.
Dividend Cuts
• 65 of 120 US publicly traded REITs have reduced
dividends by an average of 62% since 2008
• 10 of 17 office REITs have reduced dividends by average
of 54%
• Other industries – many blue chip companies have cut
dividends drastically (JP Morgan, GE, Bank of America,
Dow Chemical, Alcoa, Pfizer – all over 50%)
(Source- Morgan Keegan)

© 2007 Piedmont Office Realty Trust, Inc.
Reasons For Dividend Reduction
• Match expected cash flow production during heavier lease
expiration period
• Provide for capital needed for lease activity in future years
• Proactively provide sufficient liquidity for future debt
maturities
• Enhance the stability of investment grade rating
• Provide funding for highly selective acquisitions

© 2007 Piedmont Office Realty Trust, Inc. Looking Ahead

© 2007 Piedmont Office Realty Trust, Inc.
Expectations and Strategy
Near Term:
• Slower leasing environment for office sector
• Lower occupancy and FFO for most office REIT’s
• Conserve cash position to retain and attract quality tenants and pay down debt
Liquidity Options:
• Continue to evaluate all options (IPO, public listing, merger, sale, orderly liquidation, etc.)
• Also evaluate new equity and debt raising options to provide for future potential redemptions

© 2007 Piedmont Office Realty Trust, Inc.
Expectations and Strategy
Capital Structure:
• Maintain low leverage strategy
• Monitor debt maturities for opportunities to refinance or raise new equity
Portfolio Management:
• Recycle capital out of lower growth properties/markets into higher potential return office property investments
• Position company to take advantage of potential for higher inflation period
• Aggressively pursue creditworthy tenants for vacancies and existing tenants for renewals